UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 28, 2008

PROBE MANUFACTURING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25242 Artic Ocean Drive, Lake Forest, CA		92630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (949) 203-6868

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 28, 2008 we entered into an employment agreement with our Chief Financial Officer, John Bennett.  Pursuant to the terms of the offer Mr. Bennett will receive an annual salary of $140,000 and an option to purchase 100,000 shares of the Company’s common stock at $0.10 per share.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
.
10.1	Employment offer letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.
(Registrant)

Date	March 26, 2008

/s/ Reza Zarif
(Signature)
Print Name: Reza Zarif
Title: Chief Executive Officer